                                                                    Exhibit 99.1
                                EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO

                              18U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with a Quarterly  Report on Form 10-Q for the three month period ending March 31, 2003 of Americana  Publishing,  Inc.  (the  "Company") as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),
I,  George  Lovato,  Chairman  of the Board and Chief  Executive  Officer of the
Company,  certify that, to my knowledge,  (i) the Report fully complies with the requirements  of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934,
as amended, and (ii) the information contained in the Report fairly presents, in all material respects,  the financial condition and results of operations of the
Company.

                                    /s/ George Lovato
                                    -----------------------------
                                    George Lovato
                                    Chairman of the Board and
                                    Chief Executive Officer
                                    (Principal Executive Officer)

                                    May 16, 2003